EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED BY ZYGO CORPORATION FOR
CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ZYGO CORPORATION
RESTRICTED STOCK UNIT AGREEMENT

          AGREEMENT, made as of the 31st day of January, 2008 (the “Grant Date”) by and between ZYGO CORPORATION, a Delaware corporation (the “Company”), and J. BRUCE ROBINSON (the “Participant”).

W I T N E S S E T H:

          WHEREAS, pursuant to the Zygo Corporation 2002 Equity Incentive Plan (the “Plan”), the Company desires to grant the Participant, and the Participant desires to accept, an award of Restricted Stock Units on the terms and conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.      Grant. Subject to the conditions contained herein, the Company hereby grants to the Participant 85,000 restricted stock units (“RSUs”). Each RSU represents the right to receive one share of the Company’s common stock, $.10 par value per share (the “Common Stock”).

          2.      Vesting of RSUs.

                  (a)      General. Except as otherwise specified herein or as otherwise determined by the Company’s Board of Directors (the “Board”), the Participant’s right to receive the shares of Common Stock represented by the RSUs shall become vested (if at all) in accordance with the vesting schedule attached hereto.

                  (b)     Termination of Employment. Except as otherwise specified in the vesting schedule attached hereto or subsection (c) of this Section 2 or otherwise determined by the Board, upon the termination of the Participant’s employment or other service with the Company and its subsidiaries, the Participant’s right to receive the shares of Common Stock represented by any unvested RSUs will thereupon terminate and be canceled.

                  (c)      Accelerated Vesting. In the event of a “Change in Control” (as defined in the Plan), this award shall vest solely on basis of time and will otherwise be governed by the terms of the Plan.

          3.      Delivery of Shares.

                  (a)     General. If and as soon as practicable after the Participant’s right to receive shares of Common Stock represented by RSUs becomes vested in accordance with numbered paragraph 2 above, the Company will cause such shares to be issued to the Participant (or the Participant’s representative or beneficiary, as the case may be).

                  (b)      Tax Withholding. As a condition to the issuance of shares of Common Stock under this Agreement or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to the vesting or settlement of the RSUs, the Company may (1) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to the Participant whether or not pursuant to the Plan, or (2) require the Participant to remit cash (through payroll deduction or otherwise), in each case, in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. Subject to applicable law, the Company, acting in its sole discretion, may satisfy such tax withholding obligation in whole or in part by withholding shares of Common Stock that would otherwise be issued to the Participant (or the Participant’s representative or beneficiary) based upon the then fair market value of the shares.

          4.      Rights as a Stockholder. The Participant shall have no voting or other rights of a shareholder with respect to shares of Common Stock represented by RSUs outstanding under this Agreement unless and until such shares are issued to the Participant in accordance with the provisions hereof.

          5.      No Employment Rights. Nothing contained in the Plan or this Agreement shall confer upon the Participant any right with respect to the continuation of the Participant’s employment with the Company or its subsidiaries or interfere in any way with the right of the Company and its subsidiaries at any time to terminate such employment or to increase or decrease, or otherwise adjust, the other terms and conditions of the Participant’s employment.

          6.      Provisions of the Plan Control. The provisions of the Plan, the terms of which are incorporated in this Agreement, shall govern if and to the extent that there are inconsistencies between those provisions and the provisions hereof. The Participant acknowledges receipt of a copy of the Plan prior to the execution of this Agreement.

          7.      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

          8.     Miscellaneous. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be modified other than by written instrument executed by the parties.

          IN WITNESS WHEREOF, this Agreement has been executed as of the Grant Date.

ZYGO CORPORATION

By:	/s/ Walter A. Shephard
Name: Walter A. Shephard
Title: Vice President, Finance, Chief Financial
Officer, and Treasurer

/s/ Bruce Robinson
J. Bruce Robinson, Participant

EXHIBIT A

Certain Definitions

          For purposes of this Agreement, the following terms shall have the following meanings:

          “Cause” shall mean: (i) in the case where there is no employment agreement between the Participant and the Company in effect on the date hereof that defines “cause” (or words of like import), a termination classified by the Company, in its sole discretion, as a termination due to the Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of duties; or (ii) in the case where there is an employment agreement between the Participant and the Company in effect on the date hereof that defines “cause” (or words of like import), a termination that is or would be deemed for “cause” (or words of like import) as classified by the Company, in its sole discretion, under such agreement.

          “Disability” shall mean “total and permanent disability” (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended).

           “Pro-Rata Portion” shall mean the number of shares of Common Stock (with fractional shares being rounded up or down to the nearest whole share) determined, as of the date of termination of the Participant’s employment with the Company, by subtracting B from A, where:

A is the total number of shares of Common Stock covered by the RSUs awarded pursuant to Section 1 hereof multiplied by a fraction, the numerator of which is the number of full months of employment with the Company completed by the Participant following the date hereof, and the denominator of which is the total number of months of the full vesting period set forth in the Letter of Notification; and

B is the total number of shares of Common Stock which have previously become vested pursuant to Section 2(a) hereof.

           The Zygo Compensation Committee has made an award of 85,000 Restricted Stock Units to CEO Bruce Robinson that will vest according to the following timetable with completion of the associated performance metrics:

[***], 2008 – 42,500 shares will vest if all of the following objectives have been accomplished:

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[***], 2009 – 42,500 shares will vest if all of the following objectives have been accomplished:

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Robert G. McKelvey
Chair, Zygo Corporation Compensation Committee

Signature	/s/ Robert G. McKelvey	Date	1/24/08

Bruce Robinson
Chairman and CEO, Zygo Corporation

Signature	/s/Bruce Robinson	Date	1/31/08

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[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.